UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011

NATIONAL PROPERTY INVESTORS 4

(Exact name of registrant as specified in its charter)

CALIFORNIA	0-10412	13-3031722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 BEATTIE PLACE POST OFFICE BOX 1089 GREENVILLE, SOUTH CAROLINA		29602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (864) 239-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, National Property Investors 4, a California limited partnership (“NPI 4”), AIMCO Properties, L.P., a Delaware limited partnership (“AIMCO OP”), and AIMCO NPI 4 Merger Sub LLC, a Delaware limited liability company of which AIMCO OP is the sole member (the “Merger Subsidiary”), entered into an Agreement and Plan of Conversion and Merger, dated as of July 28, 2011 (the “Merger Agreement”), pursuant to which NPI 4 would be converted from a California limited partnership to a Delaware limited partnership named National Property Investors 4, LP (“New NPI 4”), following which the Merger Subsidiary would be merged with and into New NPI 4, with New NPI 4 as the surviving entity. On December 19, 2011, NPI 4, AIMCO OP and the Merger Subsidiary entered into an Amended and Restated Agreement and Plan of Conversion and Merger (the “Amended and Restated Merger Agreement”). Pursuant to the terms of the Amended and Restated Merger Agreement, the cash consideration that holders of units of limited partnership interest (each, a “Unit”) of NPI 4 may elect to receive upon consummation of the merger transaction decreased from $195.27 to $167.15, and the number of partnership common units of AIMCO OP that holders of the Units may elect to receive upon consummation of the merger will be calculated by dividing $167.15 by the average closing price of Apartment Investment and Management Company common stock, as reported on the New York Stock Exchange, over the ten consecutive trading days ending on the second trading day immediately prior to the effective time of the merger. This decrease in consideration is due to changes in NPI 4’s financial position and changes in the market value of its indebtedness. Prior to consummation of the transactions contemplated by the Amended and Restated Merger Agreement, the partnership agreement of NPI 4 will be amended to eliminate the prohibition on transactions between NPI 4, on the one hand, and its general partner and its affiliates, on the other.

The foregoing summary of the Amended and Restated Merger Agreement is qualified in its entirety by reference to the Amended and Restated Merger Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Additional Information for Investors:

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. AIMCO OP and Apartment Investment and Management Company have filed with the Securities and Exchange Commission a registration statement on Form S-4 that includes an information statement of NPI 4 relating to the transactions, which also constitutes a prospectus of AIMCO OP and Apartment Investment and Management Company. INVESTORS ARE URGED TO READ THE INFORMATION STATEMENT/PROSPECTUS BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE TRANSACTION.

The information statement/prospectus and other documents which have been and will be filed with the Securities and Exchange Commission are available free of charge at the SEC’s website, www.sec.gov. You may request a copy of these filings, at no cost, by writing or calling Apartment Investment and Management Company at the following address and telephone number: ISTC Corporation, P.O. Box 2347, Greenville, South Carolina 29602; telephone number (864) 239-1029.

ITEM 9.01. Financial Statements and Exhibits.

(d) The following exhibits are filed with this report:

Exhibit Number	Description

10.1	Amended and Restated Agreement and Plan of Conversion and Merger, dated as of December 19, 2011, by and among National Property Investors 4, AIMCO Properties, L.P. and AIMCO NPI 4 Merger Sub LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PROPERTY INVESTORS 4

Date: December 19, 2011	By:	NPI EQUITY INVESTMENTS, INC.,
Its General Partner

	By:	/s/ Stephen B. Waters
Stephen B. Waters
Senior Director of Partnership Accounting

[Signature Page – NPI 4 - Form 8-K]